DISSOLUTION AGREEMENT

         This Dissolution Agreement (this "Agreement") is by and between Prime Medical Services, Inc., a Delaware corporation ("PMSI"), KCPR, LLC, a Texas limited liability company ("Prime"), Vision Correction Centers of Kansas City, P.C., a Missouri professional corporation ("VCC"), Kansas City Laser Vision Correction Centers, L.L.C., a Missouri limited liability company ("KCL"), and Jeffrey Couch, M.D., an individual residing in Kansas City, Missouri ("Couch"), and Prime Refractive - Kansas City, L.L.C., a Delaware limited liability company ("Newco") (VCC, KCL, and Couch sometimes hereinafter referred to collectively as the "Couch Parties"), and shall be effective as of October 1, 2001 (the "Effective Date").
                             Preliminary Statements
         PMSI, Prime (as successor in interest to Prime RVC, Inc., a Delaware corporation, "RVC"), VCC, KCL, Couch and Newco (the "Original Parties") have previously entered into that certain Contribution Agreement, dated as of September 1, 2000 (the "Contribution Agreement"), pursuant to which Prime and VCC acquired ownership interests in Newco.
         Each of the Original Parties desires that Newco be dissolved under state law and its assets and liabilities distributed among Prime and VCC as described below.
                             Statement of Agreement
         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and for other good, valuable and binding consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
         Section 1. Dissolution of Newco. Each Original Party agrees to take such actions as are necessary to cause the dissolution of Newco under Delaware law as soon as practical following execution of this Agreement.
                  (a) Distribution of Assets. The parties agree that the Moria Carrazio-Barraquer Automated Keratome with motorized handpiece complete with various ring sizes, handpiece, and console, located at Newco's location, shall be distributed to Prime on the date of dissolution. The parties agree that all of the remaining assets of Newco, tangible and intangible, shall be distributed to VCC on the date of dissolution.
                  (b) Assumption of Liabilities. VCC hereby assumes directly from Newco, effective upon dissolution of Newco, all of Newco's debts, liabilities, and obligations, whether known or unknown, absolute, contingent or otherwise through the time of Newco's dissolution (including, but not limited to, federal, state, and local taxes, any sales taxes, use taxes and property taxes, any taxes arising from the dissolution of Newco and any liabilities arising from any litigation or civil, criminal or regulatory proceeding involving or related to Newco or its business).
         Section 2. Further Assurances. Each of the Original Parties agrees that it shall take such further actions as are necessary to cause itself and each of the other Original Parties under its control to perform all of their respective obligations under this Agreement.
         Section 3. Existence and Authority. Each of the parties to this Agreement represents to the other parties that it has all necessary power and authority to enter into and perform this Agreement, and that, if it is an entity, it is duly organized, validly existing and in good standing under the laws of the state in which it is formed. Each of the Original Parties agrees that its execution and delivery of this Agreement shall be deemed its consent to this Agreement, each of the agreements or instruments executed in connection herewith, and all of the transactions contemplated hereby and thereby.
         Section 4. Confidentiality. Each of the Original Parties agrees that the terms and existence of this Agreement and each other agreement or instrument executed in connection herewith are confidential. Each of the Original Parties agrees that it will not, directly or indirectly, disclose such confidential information to any other person (other than professional advisors, prospective lenders, investors, employers or employees, or immediate family members who agree in advance to maintain the confidentiality thereof) without the prior written consent of each of the other Original Parties. Each Original Party agrees that a violation on its part of this Section will cause the other parties hereto irreparable damage for which remedies at law may be insufficient, and for that reason, it agrees that the other parties shall be entitled as a matter of right to equitable remedies, including specific performance and injunctive relief, therefor.
         Section 5.        Indemnification.
                           ---------------
                  (a) Indemnification of Prime. Each of the Couch Parties, jointly and severally, agrees to indemnify and hold harmless Prime, each parent company, subsidiary and/or affiliate of Prime, and each parent company, subsidiary, affiliate, shareholder, member, partner (or other owner), officer, director, manager, agent, employee and representative of any of the foregoing (collectively, the "Prime Indemnified Parties") from and against any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs and expenses (including court costs and attorneys' fees and expenses incurred in investigating and preparing for any litigation or proceeding) (collectively, "Indemnified Costs"), including, without limitation, Indemnified Costs arising in connection with the commencement or assertion of any action, proceeding, demand or claim by a third party (collectively, a "Third-Party Action"), which any of the Prime Indemnified Parties may sustain, arising out of or related to
(a) any breach or default by any Couch Party of any of the representations, warranties, covenants or agreements contained in this Agreement or any agreement or instrument executed in connection with this Agreement, (b) any breach or default by any Couch Party, occurring prior to the date of this Agreement, of any of the representations, warranties, covenants or agreements contained in the Contribution Agreement or any other document or agreement executed in connection with the Contribution Agreement, (c) any claim, debt, obligation or liability of any Couch Indemnified Party (as defined below), including, without limitation, all liabilities and obligations assumed by VCC and guaranteed by Couch and KCL pursuant to Section 1(b) above, or (d) any actual or alleged actions or omissions by any Couch Party, or any of their respective directors, officers, shareholders, agents, employees, representatives, subsidiaries and/or affiliates.
                  (b) Indemnification of Couch Parties. PMSI and Prime, jointly and severally, agree to indemnify and hold harmless each Couch Party, each subsidiary and/or affiliate of each Couch Party, and each parent company, subsidiary, affiliate, shareholder, member, partner (or other owner), officer, director, manager, agent, employee and representative of any of the foregoing (collectively, the "Couch Indemnified Parties") from and against any and all Indemnified Costs, including, without limitation, Indemnified Costs arising in connection with the commencement or assertion of any Third-Party Action, which any of the Couch Indemnified Parties may sustain, arising out of or related to
(a) any breach or default by PMSI or Prime of any of the representations, warranties, covenants or agreements contained in this Agreement or any agreement or instrument executed in connection with this Agreement, (b) any breach or default by PMSI or Prime, occurring prior to the date of this Agreement, of any of the representations, warranties, covenants or agreements contained in the Contribution Agreement or any other document or agreement executed in connection with the Contribution Agreement, (c) any claim, debt, obligation or liability of any Prime Indemnified Party, or (d) any actual or alleged actions or omissions by PMSI, Prime, or any of their respective directors, officers, shareholders, agents, employees, representatives, subsidiaries and/or affiliates.
         Section 6. Representations of Prime and PMSI. Prime and PMSI hereby jointly and severally represent, warrant and covenant to the Couch Parties, such representations, warranties and covenants to survive the Closing, as follows:
                  (a) Binding Commitments. No binding commitments have been made
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by any officer or employee of Prime or PMSI on behalf of Newco.
                  (b) Release of Liens. Except for liens arising out of agreements entered into contemporaneously with this Agreement, Prime and PMSI agree to execute releases of all liens they hold against Newco, any of the assets owned by Newco immediately prior to dissolution of Newco, or any of the Couch Parties and shall cooperate in the filing of whatever documents are necessary to effect such releases.
                  (c) Good Title. Prime has good title in the Prime Interest,
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free and clear of all liens and encumbrances.
                  (d) Tax Returns and Elections. Prime has filed all tax returns of Newco required to be filed on or before the Closing, and attached hereto as
Exhibit 7(d) is a copy of Treasury Form 1065 for calendar year 2000, which is true, correct, and complete, and the underlying depreciation schedule. Neither Prime nor PMSI has caused Newco to file a Section 754 election with the Internal Revenue Service. Prime shall prepare Newco's final tax return for review by Couch, and upon the consent of Couch (such consent to not be unreasonably withheld), shall file such return with the Internal Revenue Service.
                  (e) Liabilities. Immediately after the Closing, none of the Couch Parties shall have any liability to Prime or PMSI (or any affiliate of theirs) other than those obligations expressly set forth in this Agreement or any agreement or instrument executed by a Couch Party contemporaneous with this Agreement.
         Section 7. Ownership of Newco; Authority of Prime. Each of the Couch Parties and Newco hereby acknowledges that, prior to the Effective Date, Prime has succeeded by legal assignment to all of RVC's ownership of Newco, as well as all of RVC's contractual and other legal rights related to Newco (the "Assignment"). Each of the Couch Parties and Newco hereby consents to and ratifies the Assignment for all purposes and agrees that Prime has all legal standing and right to enter into this Agreement as though it were the original party to the Contribution Agreement in the place of RVC.
         Section 8.        Miscellaneous.
                           -------------
                  (a) Assignment. No party to this Agreement may assign this Agreement or any or all of its rights or obligations hereunder without first obtaining the written consent of all other parties hereto. Any assignment in violation of the foregoing shall be null and void. Subject to the preceding sentences of this Section, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, legal representatives, successors and permitted assigns. This Agreement shall not be deemed to confer upon any person not a party to this Agreement any rights or remedies hereunder.
                  (b) Amendments.  This Agreement cannot be modified or amended
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except by a written agreement executed by all parties hereto.
                  (c) Waiver of Provisions; Remedies Cumulative. Any waiver of any term or condition of this Agreement must be in writing, and signed by all of the parties hereto. The waiver of any term or condition hereof shall not be construed as either a continuing waiver with respect to the term or condition waived, or a waiver of any other term or condition hereof. No party hereto shall by any act (except by written instrument pursuant to this Section), delay, indulgence, omission or otherwise be deemed to have waived any right, power, privilege or remedy hereunder or to have acquiesced in any default in or breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of any party hereto, any right, power, privilege or remedy hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power, privilege or remedy hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy. No remedy set forth in this Agreement or otherwise conferred upon or reserved to any party shall be considered exclusive of any other remedy available to any party, but the same shall be distinct, separate and cumulative and may be exercised from time to time as often as occasion may arise or as may be deemed expedient.
                  (d) Severability; Illegality. In the event any state or federal laws or regulations, now existing or enacted or promulgated after the Effective Date, are interpreted by judicial decision, a regulatory agency or legal counsel in such a manner as to indicate that any provision hereof may be illegal, invalid or unenforceable, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as part of this Agreement a provision that (a) preserves the underlying economic and financial arrangements between the parties hereto without substantial economic detriment to any particular party and (b) is as similar in effect to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable. No party to this Agreement shall claim or assert illegality as a defense to the enforcement of this Agreement or any provision hereof; instead, any such purported illegality shall be resolved pursuant to the terms of this Section.
                  (e) GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS (BUT NOT THE RULES GOVERNING CONFLICTS OF LAWS) OF THE STATE OF MISSOURI. ANY CONTROVERSY BETWEEN THE PARTIES REGARDING THIS AGREEMENT OR ANY OTHER AGREEMENT OR INSTRUMENT EXECUTED IN CONNECTION WITH THIS AGREEMENT, ANY CLAIMS ARSING OUT OF ANY BREACH OR ALLEGED BREACH OF THIS AGREEMENT OR SUCH OTHER AGREEMENT OR INSTRUMENT, AND ANY CLAIMS ARISING OUT OF THE RELATIONSHIP BETWEEN THE PARTIES CREATED HEREUNDER SHALL BE SUBMITTED TO BINDING ARBITRATION BY ALL PARTIES INVOLVED. THE ARBITRATION PROCEEDINGS SHALL BE CONDUCTED BY A SINGLE ARBITRATOR PURSUANT TO THE COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION (SUBJECT TO THE EXPRESS PROVISIONS OF THIS SECTION). THE ARBITRATION SHALL BE CONDUCTED IN KANSAS CITY, MISSOURI. THE ARBITRATOR SHALL NOT HAVE THE RIGHT TO AWARD PUNITIVE OR EXEMPLARY DAMAGES AGAINST EITHER PARTY.
                  (f) Notice. Whenever this Agreement requires or permits any notice, request, or demand from one party to another, the notice, request, or demand must be given in accordance with the procedures set forth in Section 10.6 of the Contribution Agreement.
                  (g) Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.
                  (i) The Closing.  The Closing shall occur by facsimile
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transmission and overnight courier within one week after the dissolution of
Newco. At the Closing, Prime shall deliver any UCC termination statements referred to in Section 6(b) above.

                            [Signature page follows]



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                                       S-1

                                SIGNATURE PAGE TO
                              DISSOLUTION AGREEMENT

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

PMSI:                   Prime Medical Services, Inc.


                        -----------------------------------------------

                        Cheryl Williams, Senior Vice President


Prime:                  KCPR, LLC


                        -----------------------------------------------

                        Cheryl Williams, Senior Vice President


Couch:                  _______________________________________________

                        Jeffrey Couch, M.D.


VCC:                    Vision Correction Centers of Kansas City, P.C.


                        -----------------------------------------------

                        Jeffrey Couch, M.D., President


KCL:                    Kansas City Laser Vision Correction Centers, L.L.C.


                        -----------------------------------------------

                        Jeffrey Couch, M.D., President


Newco:                  Prime Refractive - Kansas City, L.L.C.


                        -----------------------------------------------

                        Jeffrey Couch, M.D., as manager of Newco and individually as a member of Newco